UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2009

Immediatek, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	000-26073	86-0881193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 South Walton Dallas, Texas	75226
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 744-8801

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

a) Effective June 1, 2009 KBA Group LLP joined BKD, LLP. As a result, on June 19, 2009, KBA Group LLP resigned as Immediatek, Inc.’s (the “Company”) independent registered public accounting firm.

The audit report of KBA Group LLP on the Company’s financial statements for the years ended December 31, 2008 and December 31, 2007 expressed an unqualified opinion and included an explanatory paragraph relating to the Company’s ability to continue as a going concern due to significant recurring losses. Such audit reports did not contain any other adverse opinion or disclaimer of opinion or qualification.

During the Company’s two most recent fiscal years and the period from the end of the most recently completed fiscal year through June 19, 2009, there were no disagreements with KBA Group LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of KBA Group LLP, would have caused such entity to make reference to such disagreements in its reports. During the Company’s two most recent fiscal years and through June 19, 2009, no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K) occurred that would be required to be disclosed in this report.

The Company provided KBA Group LLP with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that KBA Group LLP furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of KBA Group LLP’s letter dated June 19, 2009, is attached as Exhibit 16.1 hereto.

The Company’s Board of Directors has been notified of the resignation and the reasons for the resignation of KBA Group LLP as the Company’s independent registered publicaccounting firm.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)    Financial statements of businesses acquired.

Not applicable.
(b)	Pro forma financial information.
Not applicable.
(c)	Shell company transactions.
Not applicable.
(d)	Exhibits.

The following exhibits are filed or furnished, depending on the relative item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K and Instruction B.2 to this form.

Exhibit
Number	Description of Exhibit
16.1	Letter of KBA Group LLP dated June 19, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Immediatek, Inc.,
a Nevada corporation

Date:   June 25, 2009

By:   /s/ Darin Divinia

        Name:   Darin Divinia
        Title:   President

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit
16.1	Letter of KBA Group LLP dated June 19, 2009.